Exhibit 15.3

CONSENT OF QUALIFIED PERSON

I, Allana Coumbe, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Allana Coumbe

______________________________

Name:	Allana Coumbe, MAusIMM
Title:	Superintendent Tenure
Western Australian Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Ashley Grant, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Ashley Grant

______________________________

Name:	Ashley Grant, MAusIMM
Title:	Superintendent Geophysics
Western Australian Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Craig Allison, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Craig Allison

______________________________

Name:	Craig Allison, MAusIMM
Title:	Geologist
Western Australian Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Ellen Maidens, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Ellen Maidens

______________________________

Name:	Ellen Maidens, MAIG
Title:	Geologist
Western Australian Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Pankaj Kumar Chhajer, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Pankaj Kumar Chhajer

______________________________

Name:	Pankaj Kumar Chhajer, MAusIMM (CP)
Title:	Superintendent Strategic Planning
Western Australian Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Ricardo Fuentes, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Ricardo Fuentes

______________________________

Name:	Ricardo Fuentes, MAusIMM
Title:	Manager Future Planning
BHP

CONSENT OF QUALIFIED PERSON

I, Steven Loach, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Steven Loach

______________________________

Name:	Steven Loach, MAusIMM
Title:	Principal P&M Reconciliation
Western Australian Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Anthony Cockerill, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Anthony Cockerill

______________________________

Name:	Anthony Cockerill, MAusIMM
Title:	Principal Engineer Mine Planning
Western Australian Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Will Patton, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Will Patton

______________________________

Name:	Will Patton, MAusIMM
Title:	Principal Engineer Mine Planning
Western Australian Iron Ore
BHP